GOODWILL	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
The Company has recorded the following Goodwill on its acquisitions:

(millions of Canadian $)	U.S. Natural Gas Pipelines

Balance at January 1, 2018	13,084
Tuscarora impairment charge	(79)
Foreign exchange rate changes	1,173
Balance at December 31, 2018	14,178
Sale of Columbia midstream assets	(595)
Foreign exchange rate changes	(696)
Balance at December 31, 2019	12,887

As part of the annual goodwill impairment assessment, the Company evaluated qualitative factors impacting the fair value of the underlying reporting units. It was determined that it was more likely than not that the fair value of the reporting units exceeded their carrying amounts, including goodwill, and therefore, goodwill was not impaired.
Sale of Columbia Midstream Assets
On August 1, 2019, TC Energy completed the sale of certain Columbia midstream assets to a third party. As these assets constitute a business, and there is goodwill within this reporting unit, $595 million of Columbia's goodwill allocated to these assets was released and netted in the pre-tax gain on sale. The amount released was determined based on the relative fair values of the assets sold and the portion of the reporting unit retained. The fair value of the reporting unit was determined using a discounted cash flow analysis. Refer to Note 27, Acquisitions and dispositions, for additional details.
Tuscarora
In 2018, the Company finalized its regulatory filing for Tuscarora in response to the 2018 FERC Actions and Form 501-G requirements. Subsequently, Tuscarora reached a new rates settlement-in-principle with its customers and FERC approved these new rates on May 2, 2019. This, combined with changes to other valuation assumptions responsive to Tuscarora’s commercial environment, resulted in a determination that the fair value of Tuscarora did not exceed its carrying value, including goodwill. The fair value of the reporting unit was determined using a discounted cash flow analysis. The expected cash flows were discounted using a risk-adjusted discount rate to determine the fair value. As a result, the Company recorded a goodwill impairment charge of $79 million pre-tax within the U.S. Natural Gas Pipelines segment. This non-cash charge was recorded in Goodwill and other asset impairment charges in the Consolidated statement of income. As Tuscarora is a TC PipeLines, LP asset, the Company's share of this amount, after tax and net of non-controlling interests, was $15 million. The gross goodwill and accumulated impairment losses related to Tuscarora were US$82 million and US$59 million, respectively, at December 31, 2019 and December 31, 2018.